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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                              CURRENT REPORT FILED
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 10, 1999



                                   ESOFT, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)





      0-26580                                             84-1093721
(Commission File No.)                          (IRS Employer Identification No.)





                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (303) 444-1600






                              --------------------



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ITEM 5.    OTHER EVENTS.

         SALE OF CONVERTIBLE SUBORDINATED DEBENTURES

         On June 10, 1999, eSoft, Inc. (the "Company") received $3,000,000 from the sale of its 5% Convertible Subordinated Debentures due June 10, 2002 (the "Debentures") to investment funds managed by affiliates of New York-based Brown Simpson Asset Management, LLC (the "Purchasers"). As part of the transaction, the Company issued warrants (the "Stock Purchase Warrants") to the Purchasers to purchase 766,773 shares of the Company's Common Stock at an exercise price of $4.4994 per share. The Stock Purchase Warrants expire on June 10, 2002.

         The Debentures were sold pursuant to a Securities Purchase Agreement dated as of June 10, 1999 among the Company and the Purchasers. The Securities Purchase Agreement, the Debentures, the Stock Purchase Warrants, the related Registration Rights Agreement and the Company's press release first announcing the sale of the Debentures are included as exhibits to this report. The Debentures were sold and the Stock Purchase Warrants were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Rule 506 of Regulation D under the Securities Act.

         Under the financing arrangement, the Purchasers have the option to purchase an additional $5,000,000 in aggregate principal amount of Debentures, and to receive Stock Purchase Warrants, in two additional tranches. Under certain circumstances, the Purchasers are obligated to purchase $2,000,000 principal amount of Debentures.

         The following is a summary of the principal terms of the Debentures and the Stock Purchase Warrants. This summary does not purport to explain all of the material terms of the Debentures or the Stock Purchase Warrants or the related Securities Purchase Agreement or Registration Rights Agreement, which are filed as exhibits to this report. ONE SHOULD READ THE DEBENTURES, THE STOCK PURCHASE WARRANTS, THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT FOR A MORE DETAILED UNDERSTANDING OF THEIR TERMS.

         The $3,000,000 principal amount of the Debentures sold to the Purchasers in the first tranche (the "First Tranche Debentures") must be repaid in full in cash on June 10, 2002, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time on or prior to June 10, 2002 at a conversion price of $3.9125 per share. The First Tranche Debentures bear interest at 5.00% per annum. If the Second Tranche Debentures (defined below) are not sold to the Purchasers, then the conversion price for the First Tranche Debentures resets to a floating conversion price equal, at any time, to 90% of the then current market price for the Company's Common Stock.

         Under the Securities Purchase Agreement, an additional $2,000,000 principal amount of Debentures (the "Second Tranche Debentures") will be purchased by the Purchasers if the Company reaches certain revenue objectives for quarter ending September 30, 1999 and the registration statement described below has been declared effective. If these criteria are not met, then the Purchasers have the option, but not the obligation, to purchase the Second Tranche



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Debentures. The Second Tranche Debentures will mature on June 10, 2002, will bear interest at 5.00% per annum and will be convertible in whole or in part at the option of the Purchasers at any time prior to maturity into Common Stock at a conversion price of $3.9125 per share. The Second Tranche Debentures will be accompanied by related Stock Purchase Warrants to purchase 511,182 shares of Common Stock at an exercise price of $4.4994 per share; such Stock Purchase Warrants would expire on June 10, 2002.

         If the Purchasers purchase the Second Tranche Debentures, then the Purchasers have the option exercisable at any time prior to June 10, 2001 to purchase an additional $3,000,000 principal amount of Debentures (the "Third Tranche Debentures"). The Third Tranche Debentures will mature on June 10, 2002, will bear interest at 5.00% per annum and will be convertible at the lower of
(i) the Company's then five-day average closing bid price or (iii) $5.50 per share, but in no event less than $3.9125 per share. The Third Tranche Debentures will be accompanied by related Stock Purchase Warrants to purchase shares of Common Stock of the Company equal to the quotient obtained by dividing $3,000,000 by the conversion price for the Third Tranche Debentures. The exercise price for these Stock Purchase Warrants will be 115% of the conversion price for the Third Tranche Debentures; such Stock Purchase Warrants would expire on June 10, 2002.

         The per share conversion price for the Debentures and the per share warrant exercise price for the Stock Purchase Warrants is subject to adjustment for stock splits, stock dividends and the like. The conversion price and exercise price are also subject to anti-dilution adjustments (on a weighted average basis) in the event the Company issues or sells its Common Stock or securities convertible into its Common Stock at a price less than the then applicable conversion price of the Debentures or exercise price of the Stock Purchase Warrants. Certain securities are exempted from this anti-dilution feature and will not cause an adjustment to the conversion price. Exempted securities generally include shares issued pursuant to a stock option plan approved by the Company's Board of Directors, issued in connection with acquisitions, issued in strategic partner or collaborative transactions, issued to financial institutions in connection with lease financings, and issued pursuant to options and warrants outstanding as of the date the Debentures were sold.

         Interest on the Debentures is payable annually in cash, or at the Company's option, in Common Stock at a price per share based on recent bid prices prior to the date interest is paid.

         In the event that the bid price for the Common Stock as listed for quotation exceeds 200% of the then applicable exercise price for the Stock Purchase Warrants for thirty (30) consecutive trading days and certain other conditions are met, (i) the Debentures will automatically convert into Common Stock and (ii) the Stock Purchase Warrants will expire if not exercised within thirty (30) days following notice from the Company of such event.

         As part of the financing, the Company has agreed, under the Registration Rights Agreement among the Company and the Purchasers included in this filing, to file a Form S-3 Registration Statement with the Securities and Exchange Commission to register the resale under the Securities Act of the shares of Common Stock issuable upon (a) the conversion of the First Tranche Debentures, (b) the conversion of the Second Tranche Debentures, (c) the conversion of




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the Third Tranche Debentures, (d) the exercise of the Stock Purchase Warrants, and (e) payments of interest on the Debentures in stock.

         Certain events will trigger an event of default under the Debentures. An event of default gives the Purchasers the right to accelerate all indebtedness under the Debentures and declare it due immediately. Upon an event of default, interest thereafter accrues at 20.00% per annum and a default premium is added to the principal amount of the Debentures. The premium is the greater of 10.00% of the principal amount, or a higher amount based on recent trading prices of the Company's Common Stock.

         Circumstances which trigger an event of default include, without limitation, a material breach of the representations and warranties made by the Company in the Securities Purchase Agreement, the default in the payment of principal or interest on the Debentures, the failure of the Company to perform covenants in its agreements with the Purchasers, an event of default has occurred on certain other debt of the Company, certain events of insolvency or bankruptcy, the failure of the Company to keep a registration statement for the resale of the Common Stock issuable under the Debentures effective, certain changes of control have occurred, and the Company's Common Stock is delisted from Nasdaq or is suspended from trading for a period of time. A change of control generally includes (i) certain changes in the composition of the Company's Board of Directors without the approval of existing directors and (ii) a sale of all or substantially all of the Company's assets or a change of ownership of 50% or more of the voting stock of the Company (including by stock purchase, merger or similar transaction).

ITEM 7.    EXHIBITS

4.1 Debenture dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, Ltd.

4.2 Debenture dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, L.P.

10.1 Securities Purchase Agreement dated as of June 10, 1999 among the Company and the Purchasers.

10.2 Registration Rights Agreement dated as of June 10, 1999 among the Company and the Purchasers.

10.3 Stock Purchase Warrant dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, Ltd.

10.4 Stock Purchase Warrant dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, L.P.

99.1     Press Release dated June 11, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 25, 1999

                                        ESOFT, INC.

                                        By: /s/ Jeffrey Finn
                                           ----------------------------------
                                           Jeffrey Finn
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

4.1 Debenture dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, Ltd.

4.2 Debenture dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, L.P.

10.1 Securities Purchase Agreement dated as of June 10, 1999 among the Company and the Purchasers.

10.2 Registration Rights Agreement dated as of June 10, 1999 among the Company and the Purchasers.

10.3 Stock Purchase Warrant dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, Ltd.

10.4 Stock Purchase Warrant dated June 10, 1999 between the Company and Brown Simpson Strategic Growth Fund, L.P.

99.1     Press Release dated June 11, 1999.